                                                                   Exhibit 10(e)

* Confidential treatment has been granted for certain portions of this exhibit. Omitted portions have been filed separately with the Commission.

                    EXCLUSIVE LICENSE AND MARKETING AGREEMENT
                    -----------------------------------------

                  Exclusive License and Marketing Agreement (the "Agreement") dated as of May 27, 1999 (the "Effective Date"), among GHS, INC., a Delaware corporation ("GHS"), having a principal place of business at 704 Broadway, 2nd Floor, New York, New York 10003, and SELIGMAN GREER COMMUNICATION RESOURCES, INC., a California corporation (d/b/a The Learning Annex of San Francisco), SGS COMMUNICATION RESOURCES, INC., a California corporation (d/b/a The Learning Annex of Los Angeles), SELIGMAN GREER SANDBERG ENTERPRISES, INC., a California corporation (d/b/a The Learning Annex of San Diego), SGC COMMUNICATION RESOURCES LLC, a Delaware limited liability company (d/b/a The Learning Annex of New York) and LEARNING ANNEX INTERACTIVE LLC, a Delaware limited liability company (collectively, "THE LEARNING ANNEX") with offices at c/o Stephen Seligman, 291 Geary Street, Suite 510, San Francisco, California 94102. GHS and Learning Annex are each referred to herein as "Party" or collectively as "Parties".

                                  INTRODUCTION
                                  ------------

         GHS owns, operates and/or distributes information on the Internet and through other offline media. Learning Annex creates and manages self improvement and education seminars and events and creates and distributes various products relating to the same.

         Each of Learning Annex and GHS desire to provide certain content, products and services relating to the promotion of each of Learning Annex and GHS on the terms and subject to the conditions set forth herein.

         NOW THEREFORE, the parties hereby agree as follows:

                                      TERMS
                                      -----

1. DEFINITIONS. The following terms shall have the following meanings for the purpose of this Agreement:

         1.1 "GHS MARKS" means the brands, URL's, logos and trademarks of GHS to be utilized by Learning Annex in accordance with the terms and conditions of Agreement, each of which shall be identified by GHS as soon as practicable after the date hereof.

         1.2 "GHS MATERIALS" means the GHS Marks and the GHS Seminars.


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         1.3 "GHS SEMINARS" shall mean any courses, seminars, training sessions or events that are delivered to Students via the Internet, including those courses that are booked by the Learning Annex pursuant to the terms of this Agreement.

         1.4 "GHS WEB SITE" means the web site or URL as may be designated by GHS from time to time.

         1.5 "INTERNET" means any network of interconnected computer networks, using the Transmission Control Protocol/Internet Protocol and/or such other standard network interconnection protocols as may be adopted from time to time, which is used to transmit content that is directly or indirectly delivered to a computer or other digital electronic device for display to an end-user, whether such Content is delivered through on-line browsers, off-line browsers, or through "push" technology, electronic mail, broadband distribution, satellite, wireless or otherwise, and any subset of such network, such as "intranets".

         1.6 "LEARNING ANNEX CONTENT" means all seminars, locations and events (each, a "Learning Annex Seminar") hosted by Learning Annex (including text, pictures, graphics, sound, video and other data utilized in such Learning Annex Seminar). If the Learning Annex has not obtained, after using its best efforts, permission from an instructor to distribute on the Internet the content contained in Learning Annex Seminars that were presented prior to the date hereof by such instructor, then such content shall not be included in the definition of Learning Annex Content.

         1.7 "LEARNING ANNEX MARKS" means the name, brands, URL's, logos and trademarks of the Learning Annex to be utilized by GHS in accordance with and in order to effectuate the terms and conditions of Agreement. The Learning Annex Marks presently owned or licensed by the Learning Annex are identified on
Schedule 1.7 attached hereto, which Schedule 1.7 shall be automatically amended to include any additional Learning Annex Marks acquired during the Term.

         1.8 "LEARNING ANNEX MATERIALS" means Learning Annex Content, Learning Annex Marks and Learning Annex Products.

         1.9 "LEARNING ANNEX PRODUCTS" means all products manufactured, sold or distributed by Learning Annex now or in the future including, without limitation, all books, videos and tapes and provided hereunder in accordance with the terms and conditions of this Agreement.

         1.10 "LEARNING ANNEX SEMINAR" shall have the meaning set forth in
Section 1.6.

         1.11 "MARKS" means The Learning Annex Marks or the GHS Marks, as the case may be.


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         1.12 "STUDENT" means any registrant or attendee of a Learning Annex
Seminar or a GHS Seminar, as the case may be.

2.   LICENSE.

         2.1 LEARNING ANNEX MARKS. Subject to the terms of this Agreement, Learning Annex hereby grants GHS a worldwide, royalty-free, exclusive right and license to use on the Internet the Learning Annex Marks for all purposes (with the exception of the "learningannex.com" URL, the sole use of which shall be limited to information and registration for Learning Annex Seminars); PROVIDED that GHS: (a) does not create a unitary composite mark involving a Learning Annex Mark without the prior written approval of Learning Annex, which approval may be withheld in its reasonable discretion; and (b) uses the Learning Annex Marks only in the formats in which they have heretofore been used by the Learning Annex, unless the Learning Annex expressly approves in advance of any change in writing.

         2.2 LEARNING ANNEX CONTENT. Subject to the terms of this Agreement, Learning Annex hereby grants GHS a worldwide, royalty-free, exclusive right and license (i) to reproduce Learning Annex Content by audio and visual reproduction (the "Reproductions"), (ii) to distribute, transmit, store, communicate, perform, market, enhance, establish navigational icons, links and pointers within, display, promote, create derivative works from and sublicense the Reproductions solely on the Internet, and (iii) to "webcast" the Learning Annex Content via an online or Internet transmission, PROVIDED that the license to "webcast" the Learning Annex Content pursuant to this Section 2.2 shall not be royalty-free and the Parties shall determine in good faith a mutually agreeable royalty for such license; PROVIDED FURTHER, HOWEVER, that the right and license granted under this Section 2.3 shall be non-exclusive as to Disclosed Existing Rights (as hereinafter defined).

         2.3 LEARNING ANNEX PRODUCTS. Subject to the terms of this Agreement, Learning Annex hereby grants GHS a worldwide, royalty-free, exclusive right and license to distribute, market and sell on the Internet all Learning Annex Products; PROVIDED, HOWEVER, that the right and license granted under this
Section 2.3 shall be non-exclusive as to Disclosed Existing Rights.

         2.4 LEARNING ANNEX MAILING LIST. Subject to the terms of this Agreement, Learning Annex hereby grants GHS a worldwide, royalty-free, exclusive right and license to use the Learning Annex mailing list for purposes related to the promotion of the GHS Seminars; PROVIDED, HOWEVER, that GHS shall also be permitted to use the Learning Annex mailing list for promotions of other aspects of the GHS business if the promotion of GHS Seminars also includes such promotions of other aspects of the GHS business.

         2.5 GHS MARKS. Subject to the terms of this Agreement, GHS hereby grants to the Learning Annex a worldwide, royalty-free right and license to use the GHS Marks for the purposes identified in this Agreement; PROVIDED that Learning Annex: (a) does not create a unitary composite mark involving a GHS Mark without the prior written


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approval of GHS, which approval may be withheld in its reasonable discretion and
(b) uses the GHS Marks only in the formats in which they have heretofore been used by the GHS, unless the GHS expressly approves in advance of any change in writing.

         2.6 EXCLUSIVITY. During the term of this Agreement and subject to the terms hereof, Learning Annex agrees that GHS will be the sole licensee of any Learning Annex Content, Learning Annex Marks and Learning Annex Products owned, licensed or sublicensed by Learning Annex for any use or distribution on the Internet; PROVIDED, HOWEVER, that the right and license granted under Section
2.3 shall be non-exclusive as to Disclosed Existing Rights.

3.   TERM; TERMINATION.

         3.1 INITIAL TERM. The initial term shall commence on the Effective Date and shall continue until September 1, 2002 (the "Initial Term").

                  (a) RENEWAL TERMS. Upon conclusion of the Initial Term, GHS will have the right to renew the Agreement for two successive one-year renewal terms (each a "Renewal Term" and together with the Initial Term, the "Term"); PROVIDED that GHS may only renew if it has paid the option price for Year Four and/or Year Five (each as defined in the Option Agreement dated as of May 27, 1999 (the "Option Agreement"), among GHS, Inc. and The Learning Annex entities identified therein and the securityholders of The Learning Annex entities identified therein), respectively. A Renewal Term shall automatically commence following the expiration of the Initial Term (or prior Renewal Term, as the case may be), unless GHS indicates its intention not to renew any such Renewal Term with thirty (30) days prior written notice to Learning Annex.

         3.2 TERMINATION FOR BREACH. Except as expressly provided elsewhere in this Agreement, either Party may terminate this Agreement at any time in the event of a material breach of this Agreement by the other Party which remains uncured after thirty (30) days written notice thereof to the other Party (or such shorter period as may be specified elsewhere in this Agreement). A failure to pay any licensing fees due under this Agreement within ten (10) days of its due date shall be deemed to be a material breach of this Agreement.

         3.3 EFFECT OF TERMINATION. Upon the expiration or termination of this Agreement, (i) neither Party shall have any further right to exercise any or all of the license rights contained in Section 2 hereof and such license rights shall forthwith revert to the other Party, (ii) all items identified in Section
1.9 and furnished by Learning Annex to GHS shall immediately be returned to the Learning Annex at GHS's expense, (iii) all items identified in Section 1.2 and furnished by GHS to Learning Annex shall immediately be returned to GHS at the Learning Annex's expense and (iv) all portions of those items identified in subclauses (ii) and (iii) above that are not returned as described above shall be destroyed and a certificate evidencing such destruction shall be delivered to the Party that owns such items.


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4.   LICENSE CONSIDERATION.

         4.1      EQUITY.

                  (a) Upon the execution hereof, GHS shall issue to SELIGMAN GREER COMMUNICATION RESOURCES, INC. (i) 5,000 shares (the "Fixed Shares") of Series C Preferred Stock, $0.01 par value, (the "Preferred Stock") of GHS (the terms of such Preferred Stock are attached hereto as ANNEX 1 in the Certificate of Designations oF Series C Preferred Stock (the "Certificate of Designation")) and (ii) an amount of shares of Preferred Stock (the "Additional Shares") as shall equal the quotient of (A) the quotient of (x) $125,000 DIVIDED BY (y) the average of the high and low price of the Common Stock, $.01 par value, of GHS (the "Common Stock") of, as quoted on the OTC Bulletin Board, for the five trading days immediately prior to and after the date hereof DIVIDED BY (B) ten
(10). The Fixed Shares and the Additional Shares (collectively, the "Shares") shall be subject to the transfer restrictions and have the benefits of the registration rights attached hereto as EXHIBIT A, the terms of which are incorporated herein by reference.

                  (b) Learning Annex shall have executed and delivered to GHS the Investor Suitability Questionnaire, which includes certain investment representations, attached hereto as EXHIBIT B, the provisions of which are incorporated herein by reference.

         4.2      [*]

                  (a)      [*]

                  (b)      [*]

5. OWNERSHIP OF MARKS AND CONTENT; QUALITY CONTROL.

         5.1 OWNERSHIP OF LEARNING ANNEX CONTENT AND LEARNING ANNEX MARKS. All right, title and interest in and to the Learning Annex Content and Learning Annex Marks as well as intellectual property rights (including without limitation all rights therein under copyright, trademark, trade secret and similar laws) shall remain with Learning Annex or its licensors and/or suppliers.

         5.2 OWNERSHIP OF GHS MATERIALS. All right, title and interest in and to the GHS Materials and any intellectual property rights of GHS (including without limitation all rights therein under copyright, trademark, trade secret and similar laws) shall remain with GHS or its licensors and/or suppliers.

         5.3 TRADEMARK RIGHTS. Each Party acknowledges that its utilization of the other Party's Marks will not create in it, nor will it represent it has, any right, title or interest in or to such Marks other than the licenses expressly granted herein. Each Party agrees not to do anything contesting or impairing the trademark rights of the other Party.


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         5.4 QUALITY STANDARDS. Each Party: (a) agrees that the nature and quality of its products and services supplied in connection with the other Party's Marks shall conform to quality standards communicated in writing by the other Party for use of its trademarks; (b) agrees to supply the other Party, upon request, with a reasonable number of samples of any materials publicly disseminated by such Party which utilize the other Party's Marks; (c) shall accurately reproduce any graphic portions of the other Party's Marks and displays symbols and notices clearly and sufficiently indicating the trademark status and ownership of the other Party's Marks in accordance with applicable trademark law and practice; (d) understands and acknowledges that the other Party has the right to establish and to change standards of quality for the services rendered under its Marks, and agrees to conform to such standards as the other Party may establish from time to time, (e) shall use the other Party's marks only in the formats in which they have heretofore been used by the other Party, unless the other Party expressly approves any change in writing, and (f) shall comply with all applicable laws, regulations and customs and obtain any required government approvals pertaining to use of the other Party's Marks.

         5.5 DUTY TO INFORM. Each party shall promptly inform the other Party of any information related to the other Party's Marks which could reasonably lead to a claim, demand or liability of or against the other Party by any third party.

6.   CO-MARKETING OBLIGATIONS.

         6.1      THE LEARNING ANNEX MAGAZINE.

                  (a) Learning Annex shall include the following, in each edition of the LEARNING ANNEX MAGAZINE that is distributed in each Learning Annex location and city:

                           (i) an advertisement for each of the courses offered
by GHS adjacent to its counterpart course, if any, offered by Learning Annex via a visual burst or icon;

                           (ii) (A) multiple advertisements for GHS or GHS
Seminars, the number and size of which shall be determined by GHS in its sole discretion and the placement of which shall be mutually agreed upon by the Parties or (B) the first opportunity to include an exclusive insert, the size and design of which shall be determined by GHS in its sole discretion and the placement of which shall be mutually agreed upon by the Parties, PROVIDED that if the Learning Annex has an opportunity to include inserts from other third parties in the LEARNING ANNEX MAGAZINE, then the Learning Annex shall notify GHS in writing of such opportunity (which notice shall identify the third party and type of insert) and GHS shall within ten (10) days of receipt of such notification GHS inform the Learning Annex whether the inclusion of such insert with the GHS insert is acceptable; and

                           (iii) taglines (such as "Can't make it to class -
take it online at ConceptDevelopment.com" or such other words or phrases to similar effect ) related to GHS programming to be placed throughout such edition of the LEARNING ANNEX


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MAGAZINE, which taglines shall be developed solely by GHS and approved by the
Learning Annex, which approval shall not be unreasonably withheld or delayed.

                  (b) All advertisements and inserts that are included in the LEARNING ANNEX MAGAZINE shall be subject to and conform to the Learning Annex's standard operating protocol for acceptance in the LEARNING ANNEX MAGAZINE attached hereto as EXHIBIT C.

                  (c) In connection this Section 6.1, the Learning Annex shall
(i) inform GHS of the editorial schedule (the "Editorial Schedule") of the LEARNING ANNEX MAGAZINE (including requisite delivery dates for each of the items identified in Section 6.1(a) above) and (ii) provide GHS with sixty (60) days written notice of any changes to such schedule. GHS shall deliver each of the items identified in Section 6.1(a) to the Learning Annex in accordance with the Editorial Schedule for inclusion in each LEARNING ANNEX MAGAZINE. The Editorial Schedule is attached hereto as EXHIBIT D.

                  (d) GHS shall pay for the direct costs related to the additional printing, insertion, production and/or postage charges incurred in connection with the items identified in Section 6.1(a).

                  (e) In the event that GHS places additional full-page advertisements on one or more pages of the LEARNING ANNEX MAGAZINE, the Learning Annex shall make such pages available to GHS at a price that is no greater than cost to Learning Annex to produce such advertisements.

         6.2      PROMOTION.

                  (a) STREET STANDS. Learning Annex shall affix advertising stickers promoting GHS on existing and newly placed Learning Annex streets stands which are located on street and store locations throughout the United States and contain copies of the LEARNING ANNEX MAGAZINE. The advertising stickers shall be developed solely by GHS and approved by the Learning Annex, which approval shall not be unreasonably withheld or delayed. GHS shall pay for the cost of producing such advertising stickers.

                  (b) ADVERTISEMENTS. In Learning Annex's television, radio, print and "out of home" (e.g., buses and billboards) advertisements or co-sponsorships and in any publications, programs, features or other forms of media over which Learning Annex exercises at least partial editorial control, Learning Annex will include specific references or mentions (verbally where possible) of the availability of GHS, which references shall be reasonably determined by GHS.

                  (c) MATERIALS. At all locations where Learning Annex sells or distributes any of its materials, including any location where Learning Annex Products are sold or distributed or any location where registration for any Learning Annex Seminar is offered, Learning Annex shall make available at such location all materials of GHS requested by GHS to be included with such distributions of Learning Annex materials.


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GHS shall incur all costs directly related to the inclusion of its materials pursuant to this Section 7.2(c).

                  (d) LEARNING ANNEX LOCATIONS. At all locations at which Learning Annex hosts Learning Annex Seminars, Learning Annex shall:

                      (i) prominently display GHS "take-one" cards, such cards to be provided by and paid for by GHS;

                      (ii) distribute GHS promotional materials to all Learning Annex registrants and/or to attendees of the Learning Annex Seminars, such materials to be provided by and paid for by GHS; and

                      (iii) allow GHS to set up and maintain an information booth at any such location for the duration of the Learning Annex Seminar.

                  (e) LEARNING ANNEX PROMOTIONAL LINK. Learning Annex shall provide prominent banner advertisements for and promotional links to the URL "ConceptDevelopment.com" above-the-fold on the LearningAnnex.com website.

                  (f) GHS PROMOTIONAL LINK. GHS shall provide banner advertisements for and promotional links to the URL "LearningAnnex.com" on the ConceptDevelopment.com website to promote the Learning Annex offline courses.

                  (g) LEARNING ANNEX REGISTRATION. Learning Annex shall make available to GHS on a monthly basis the e-mail addresses of each Student and hereby grants permission to GHS to market to each Student through e-mail communication or otherwise the GHS Seminars. GHS hereby agrees to post a privacy policy on the GHS Web Site, which privacy policy shall comply with all material Federal laws regarding e-mail communications, and to utilize the e-mail addresses of the Students only in accordance with such privacy policy.

                  (h) PROMOTIONAL MATERIALS. Learning Annex shall include GHS promotional materials as stuffers in all Learning Annex registration materials. All such GHS promotional materials shall be provided by GHS and GHS shall incur the costs of producing such promotional materials and the additional postage costs for including such stuffers with the Learning Annex registration materials. The quantity and content of such materials shall be mutually approved by the parties.

7.   FURTHER OBLIGATIONS OF LEARNING ANNEX.

         7.1 LISTINGS. Learning Annex shall make all of its Learning Annex Seminar listings available to GHS (for use by GHS as provided hereunder) at the same time that the Learning Annex submits each issue of the LEARNING ANNEX MAGAZINE containing such listings to its printer for printing. This information will include, at a minimum, the time, location, instructor and title of such Learning Annex Seminar. Learning Annex will


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respond to requests for Learning Annex Seminar information that are initiated by
Internet users of the GHS Web Site or a web site of a partner or affiliate of GHS.

         7.2 INSTRUCTORS. During each printing period, Learning Annex shall present to GHS a list of courses anticipated to be offered by Learning Annex and instructors therefor. GHS shall review the list and choose those courses and instructors it wishes to include on the GHS service, whereupon Learning Annex shall use its commercially reasonable efforts to book such courses and instructors via a standard employment contract provided to Learning Annex by GHS. In the event that the booking process with respect to any instructor or course becomes unduly complicated or protracted, then the Learning Annex may transfer the obligation to continue to negotiate with and book such instructor or course to GHS; PROVIDED, HOWEVER, that the Learning Annex shall not, directly or indirectly, prevent or hinder the negotiation process or the consummation of an agreement between GHS and such instructor or course.

         7.3 INTRODUCTIONS. Learning Annex shall use its best efforts to introduce GHS to its various business partners including, but not limited to, instructors, teachers and Career Track, for the purpose of entering into a strategic relationships.

8.   HAY HOUSE AGREEMENT.

                  (a) As of the Effective Date, the Learning Annex shall have either (i) entered into an agreement with Hay House, Inc. ("HH") or (ii) amended the agreement dated August 31, 1994 (the "Original Hay House Agreement") between The Learning Annex and HH, in either case, to provide, among other things, the following:

                           (i) to clarify and confirm that ownership of Learning
Annex Products (whether past, present or future), including any products that may previously have been assigned to HH under the Original Hay House Agreement, resides with The Learning Annex;

                           (ii) HH shall grant to The Learning Annex exclusive
online distribution rights in all Learning Annex Products that the Learning Annex owns or owned, publishes or published, produces or produced or otherwise has or had an interest in or are otherwise provided by Learning Annex for distribution by HH (including any such products to which rights may have previously been assigned to HH under the Original Hay House Agreement), other than those rights relating to Learning Annex Products granted under distribution agreements currently existing between HH and other parties heretofore specifically disclosed to The Learning Annex (the "Disclosed Existing Rights") and attached hereto as EXHIBIT E;

                           (iii) the sale by HH to Learning Annex of The
Learning Annex Products at the lowest cost on terms no less favorable than it sells such products to any other distributor or wholesaler;


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                           (iv) the representation and warranty that Learning
Annex is, and the covenant that Learning Annex shall be, the exclusive online distributor of Learning Annex Products other than the Disclosed Existing Rights; and

                           (v) that The Learning Annex shall have the right to
designate a third party to be the exclusive online distributor of all Learning Annex Products.

                  (b) Learning Annex shall not renew the Original Hay House Agreement or enter into any future agreement with HH providing for distribution rights ("Future Distribution Agreement") to any Learning Annex Products without the consent of GHS unless The Learning Annex shall have first offered to GHS the opportunity to enter into a similar Future Distribution Agreement and GHS had refused; PROVIDED, that any Future Distribution Agreement shall include a provision that Learning Annex owns all new products created by Learning Annex and that GHS shall have distribution rights to such products at least as favorable as HH.

                  (c) Any Learning Annex Products sold by HH to Learning Annex pursuant to Section 8(a)(iii) above shall be made available to GHS at Learning Annex's cost.

9.   REPRESENTATIONS AND WARRANTIES.

         9.1 Each of Learning Annex and GHS hereby represent and warrant to the other, as of the date hereof, that: (a) the execution, delivery and performance by it of this Agreement are within its corporate powers and have been duly authorized by all necessary corporate action on its part and (b) this Agreement constitutes a valid and binding agreement of it enforceable against it in accordance with its terms.

         9.2 GHS hereby represents that as of the date hereof the Certificate of Designation shall have been filed with the Secretary of State of the State of Delaware.

         9.3 Learning Annex hereby represents and warrants, as of the date hereof, that:

                  (a) With respect to the Learning Annex Materials and other subject matter, including ideas, processes and methods which Learning Annex discloses to GHS or uses in the performance of this Agreement, Learning Annex has the right to make disclosure and use thereof without liability to others. Any Learning Annex Materials and all related ideas, creations and information furnished or developed by Learning Annex and licensed to GHS under this Agreement (i) are or will be Learning Annex's own and original creation (except for matters in the public domain) and (ii) shall not rely, or in any way be based upon, proprietary information obtained or derived by Learning Annex from any source other than Learning Annex unless Learning Annex has received specific authorization or license in writing from any such source as to the use thereof; and

                  (b) The Learning Annex Materials do not and will not (including the use thereof under this Agreement) infringe upon or misappropriate the intellectual


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property rights or any other legal rights of any third party. Should any aspect of the Learning Annex Materials become, or in GHS's opinion is likely to become, the object of any infringement or misappropriation claim or suit, Learning Annex will procure for GHS the right to use such Learning Annex Materials in all respects.

10.  LIMITED WARRANTY.

         10.1 LIMITED DAMAGES. EXCEPT WITH RESPECT TO ANY LIABILITY OF EITHER PARTY TO THE OTHER PARTY ARISING UNDER SECTIONS 9 OR 11 HEREUNDER, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR LOSS OF PROFITS, REVENUES OR DATA, OR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES WITH RESPECT TO ANY PROVISION OF THIS AGREEMENT, INCLUDING LOST PROFITS, INTERRUPTED COMMUNICATIONS OR LOST DATA EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

         10.2 NO OTHER WARRANTIES. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, EACH PARTY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

11.  INDEMNITY.

         11.1 INDEMNITY BY GHS. GHS shall indemnify and hold Learning Annex and its officers, directors, employees and agents harmless from and against all claims, losses, damages, liabilities, costs and expenses, including reasonable attorneys' fees, resulting from or arising out of (a) any breach of representation or warranty made in this Agreement, including but not limited to any infringement or violation of rights of third parties including copyright, music performance or other music related right, trademark, trade dress, trade secret, design right, patent, moral right, right of publicity, defamation, libel, know-how and/or any other present or future intellectual property right of any type or (b) any injury to any person or property caused by any GHS Materials or any content on the GHS Web Site, in each case excluding any Learning Annex Materials contained therein or thereon, if any.

         11.2 INDEMNITY BY LEARNING ANNEX. Learning Annex shall indemnify and hold GHS and its Partners affiliates and suppliers and their respective officers, directors, employees and agents harmless from and against all claims, losses, damages, liabilities, costs and expenses, including reasonable attorneys' fees, resulting from or arising out of (a) any breach of representation or warranty made in this Agreement, including but not limited to any infringement or violation of rights of third parties including copyright, music performance or other music related right, trademark, trade dress, trade secret, design right, patent, moral right, right of publicity, defamation, libel, know-how and/or any other present or future intellectual property right of any type or (b) any injury to any person or property caused by any Learning Annex Materials.


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         11.3 MECHANICS OF INDEMNITY. The party seeking indemnification (the
"Indemnified Party") shall: (a) give the proposed indemnifier (the "Indemnifying Party") notice of the relevant claim, (b) cooperate with the Indemnifying Party, at the Indemnifying Party's expense, in the defense of such claim, and (c) give the Indemnifying Party the right to defend such claim, except that the Indemnifying Party shall not enter into any settlement without the Indemnified Party's prior written approval and (ii) select counsel PROVIDED that such counsel shall be reasonably acceptable to the Indemnified Party. The Indemnified Party shall have the right to participate in or assume the defense at its expense.

12. SURVIVAL. All rights granted to and obligations undertaken by the Parties hereunder will terminate immediately upon the expiration or termination of this Agreement, except that (a) Sections , 9, 10, 11, 12, 13 and 14 hereof shall survive any termination or expiration of this Agreement and (b) the termination of this Agreement for any reason shall not relieve GHS of its obligations to make full payment to Learning Annex for any and all amounts that are owed through the date of termination of this Agreement.

13.  CONFIDENTIALITY.

         13.1 CONFIDENTIAL INFORMATION. Each party acknowledges that Confidential Information (as hereinafter defined) may be used or disclosed to the other party during the course of this Agreement. For the purposes of this Agreement, "Confidential Information" means any information which the party disclosing the information (the "Discloser") designates as confidential or which the party receiving the information (the "Receiver") knows or has reason to know or should know is confidential to the Discloser and the terms of this Agreement. Confidential Information does not include information which is: (a) already known by the Receiver at time of disclosure through lawful means; (b) is or becomes, through no act or fault of Receiver, publicly known; (c) received by Receiver from a third party free to make such disclosure without breach of any legal obligations; (d) independently developed by Receiver without reference to Discloser's Confidential Information; or (e) required to be disclosed by a court or governmental agency pursuant to a statute, regulation or valid order.

         13.2 NON-DISCLOSURE OBLIGATIONS. The Receiver shall hold the Confidential Information in confidence and shall not disclose the Confidential Information to third parties nor use the Confidential Information for any purpose other than as permitted in this Agreement.

         13.3 RETURN OF CONFIDENTIAL INFORMATION. Upon termination or expiration of this Agreement for any reason, Receiver shall return or destroy all copies of Confidential Information in its possession at Discloser's direction.

14.  GENERAL PROVISIONS.

         14.1 GOVERNING LAW. This Agreement will be governed and construed in accordance with the applicable laws of the State of California without giving effect its conflict of laws principles.

         14.2 COMPLIANCE WITH LAWS. Each of Learning Annex and GHS at its own expense shall comply with all applicable laws, regulations, rules, ordinances and orders regarding its activities related to this Agreement.

         14.3 PUBLICITY. Parties shall work together to issue a mutually acceptable and mutually approved press release announcing this Agreement. The Parties may issue additional press releases regarding the relationship of the Parties subject to the prior approval of the other Party. The Parties shall not disclose the terms of this Agreement to any third party, except as required by law.

         14.4 SEVERABILITY; HEADINGS. If any provision of this Agreement is held to be invalid or unenforceable for any reason, the remaining provisions will continue in full force without being impaired or invalidated in any way. Headings are for reference purposes only and in no way define, limit, construe or describe the scope or extent of such section, or in any way affect this Agreement.

         14.5 INDEPENDENT CONTRACTORS. The Parties to this Agreement are independent contractors, and no agency, partnership, joint venture or employee-employer relationship is intended or created by this Agreement. Neither Party may take any actions which are binding on the other party. Without limiting the foregoing, neither Learning Annex nor GHS shall not make any representations or warranties to third parties on behalf of the other party.

         14.6 NOTICE. Any notices required or permitted hereunder shall be given to the appropriate Party at the address specified in the preamble to this Agreement or at such other address as the Party shall specify in writing. Unless otherwise specified, such notice shall be deemed given: upon personal delivery; if sent by fax, upon confirmation of receipt; if sent by overnight mail carrier, the next business day or if sent by certified or registered mail, postage prepaid, three (3) days after the date of mailing.

         14.7 ENTIRE AGREEMENT; AMENDMENT; WAIVER. This Agreement and the Exhibits attached hereto set forth the entire understanding and agreement of the Parties, and supersede any and all prior or contemporaneous oral or written agreements or understandings between the parties, as to the subject matter of this Agreement. Except as provided herein, this Agreement may be changed only by a writing signed by both Parties. Waiver by either Party of a breach of any provision contained herein must be in writing, and no such waiver shall be construed as a waiver of any succeeding breach of such provision or a waiver of the provision itself.

         14.8 ASSIGNMENT. This Agreement and the rights and obligations hereunder may, in GHS's sole discretion, be assigned, in whole or in part, to a designated affiliate (as defined below) of GHS. Neither this Agreement nor any of the rights and obligations hereunder may be assigned, in whole or in part, by Learning Annex. Notwithstanding the foregoing, the terms and conditions of this Agreement shall be binding upon and inure to the benefit of each of the Parties and their respective successors (by merger, acquisition or operation of law) and assigns. For purposes of this Section 14.8, "affiliate" shall mean (a) a corporation or other entity in which GHS owns, directly or indirectly, more than 50% of the capital stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other entity and (b) any other person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, GHS.

         14.9 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall be deemed to be one instrument.

         14.10 ATTORNEY'S FEES. Should any litigation be commenced between the Parties in relation to this Agreement, the Party prevailing in such litigation shall be entitled, in addition to such other relief as may be granted, to a reasonable sum for attorneys' fees in connection with such litigation.

         14.11 AGENCY. Stephen Seligman as Chief Executive Officer of SELIGMAN GREER COMMUNICATIONS RESOURCES, INC. (the "Agent") is hereby designated and shall act on behalf of all the Learning Annex entities identified in the caption to this Agreement on any matter in connection with this Agreement and any matter s contemplated hereby and is hereby authorized to bind all such entities in respect thereof. Accordingly, GHS shall only be required to interact with or in any respect deal with the Agent in any matter involving the Agent or any of such Learning Annex entities (including without limitation, the giving of notice, consents or approvals hereunder or any amendment, modification waiver of any term, condition or provision of this Agreement or to the other agreements and exhibits contemplated hereby).

         IN WITNESS WHEREOF, the parties have executed and delivered this Exclusive License and Marketing Agreement on the date first above written.

GHS, INC.                                       SELIGMAN GREER COMMUNICATION
                                                RESOURCES, INC.
By: /s/ Alan Gold
   ------------------------------
   Name:  Alan Gold                             By: /s/ Stephen Seligman
   Title  President                                 ----------------------
                                                   Name: Stephen Seligman
                                                   Title: C.E.O.

                                                By: /s/ Beth Greer
                                                    ----------------------
                                                   Name: Beth Greer
                                                   Title: President

                                                SGS COMMUNICATION RESOURCES,
                                                INC.,
                                                By: /s/ Stephen Seligman
                                                    ----------------------
                                                   Name: Stephen Seligman
                                                   Title: C.E.O.

                                                By:  /s/ Beth Greer
                                                    ----------------------
                                                   Name: Beth Greer
                                                   Title: President

                                                SELIGMAN GREER SANDBERG
                                                ENTERPRISES, Inc.
                                                By:  /s/ Stephen Seligman
                                                    ----------------------
                                                   Name: Stephen Seligman
                                                   Title: C.E.O.

                                                By: /s/ Beth Greer
                                                    ----------------------
                                                   Name: Beth Greer
                                                   Title: President

                                                SGC COMMUNICATION RESOURCES
                                                LLC
                                                By: /s/ Stephen Seligman
                                                    ----------------------
                                                   Name: Stephen Seligman
                                                   Title: C.E.O.

                                                By: /s/ Beth Greer
                                                    ----------------------
                                                   Name: Beth Greer
                                                   Title: President

                                                LEARNING ANNEX INTERACTIVE LLC
                                                By: /s/ Stephen Seligman
                                                    ----------------------
                                                   Name: Stephen Seligman
                                                   Title: C.E.O.

                                                By: /s/ Beth Greer
                                                    ----------------------
                                                   Name: Beth Greer
                                                   Title: President

                                   Exhibit A.

                              ADDITIONAL AGREEMENTS

1. DEFINITIONS. As used in this Exhibit A, the following terms shall have the following meanings:

         1.1 "COMMISSION" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act

         1.2 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

         1.3 "OTHER SHARES" means at any time those shares of Common Stock which do not constitute Primary Shares or Registrable Shares.

         1.4 "PRIMARY SHARES" means at any time the authorized but unissued shares of Common Stock or shares of Common Stock held by GHS in its treasury.

         1.5 "REGISTRABLE SHARES" means at any time the shares of Common Stock held by Learning Annex or its successors, assigns or transferees that constitute Restricted Shares.

         1.6 "REGISTRATION DATE" means the date upon which the registration statement pursuant to which GHS shall have initially registered shares of Common Stock under the Securities Act for sale to the public shall have been declared effective.

         1.7 "RESTRICTED SHARES" means at any time the Shares and any shares of Common Stock issued or issuable upon conversion thereof which are held by Learning Annex and which have not previously been sold to the public pursuant to a registration statement under the Securities Act or pursuant to Rule 144.

         1.8 "RULE 144" means Rule 144 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto.

         1.9 "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

         1.10 "TRANSFER" means any disposition of any Restricted Shares or of any interest therein which constitutes a sale within the meaning of the Securities Act, other than any disposition pursuant to an effective registration statement under the Securities Act and complying with all applicable state securities and "blue sky" laws.

2. PIGGYBACK REGISTRATION. If GHS at any time proposes for any reason (other than at the request or demand of any third party) to register Primary Shares or Other Shares under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto or other than in connection with an exchange offer or offering solely to, GHS's stockholders), it shall promptly give written notice to Learning Annex of its intention so to register the Primary Shares or Other Shares and, upon the written request, given within 30 days after delivery of any such notice by GHS, of Learning Annex to include in such registration Registrable Shares (which request shall specify the number of Registrable Shares proposed to be included in such registration), GHS shall use its best efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; PROVIDED, HOWEVER, that if the managing underwriter advises GHS that the inclusion of all Registrable Shares and/or Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of the Primary Shares proposed to be registered by GHS, then the number of Primary Shares, Registrable Shares and Other Shares, proposed to be included in such registration shall be included in the following order:

                  (i)      FIRST, the Primary Shares;
                  (ii)     SECOND,; the Other Shares and
                  (iii)    THIRD, the Registrable Shares.

3. LOCK-UP AGREEMENT. In connection with the registration of shares of Common Stock under the Securities Act for sale to the public, Learning Annex shall not sell, make any short sale of, grant any option for the purchase of, or otherwise dispose of any Restricted Shares (other than those shares of Common Stock included in such registration pursuant to Sections 2) without the prior written consent of GHS for a period designated by GHS in writing to the Learning Annex, which period shall not last more than 180 days after the effective date of such registration statement. Notwithstanding the foregoing, to the extent that Learning Annex shall enter into an underwriting agreement that contains provisions covering one or more issues addressed in this Section 3, the provisions contained in such underwriting agreement shall control as to the party or parties so entering into such underwriting agreement.

4. INFORMATION TO BE PROVIDED BY LEARNING ANNEX. Whenever under this Agreement Registrable Shares are being registered, Learning Annex shall, as a condition to the inclusion of Registrable Shares held it in such registration, provide GHS on a timely basis with such information and materials as GHS may reasonably request in order to effect the registration of the Registrable Shares.

5. RULE 144. With a view to making available Learning Annex the benefits of Rule 144 under the Securities Act, GHS agrees to use its best efforts to make available adequate current public information with respect to it within the meaning of, and as required pursuant to, Rule 144(c).

6. TERMS AND CONDITIONS OF REGISTRATION. In connection with any registration pursuant to this Agreement, and subject to the other terms and conditions of this Agreement, GHS shall in its sole discretion determine the terms and conditions of such registration, including, without limitation, the timing thereof; the scope of the offering contemplated thereby (i.e., whether the offering shall be a combined primary offering and a secondary offering or limited only to a secondary offering); the manner of distribution of Registrable Shares; the period of effectiveness of registration for permissible sales of Registrable Securities thereunder consistent with the plan of distribution agreed upon by GHS and Learning Annex; and all other material aspects of the registration and the registration process. In connection therewith, GHS may require that any such registration be underwritten, in which event (i) the managing underwriter shall be selected by GHS and (ii) the inclusion of Registrable Shares in such registration shall be conditioned upon each holder thereof entering into an underwriting agreement in customary form with such underwriters participating in such registration.

7. EXPENSES. All expenses incurred by GHS in effecting a registration under this Agreement, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), fees and expenses of complying with securities and "blue-sky" laws, printing expenses, and the fees and expenses of counsel and accountants, shall be borne by GHS; PROVIDED, HOWEVER, that under all circumstances all underwriting discounts, income and transfer taxes, if any, selling commissions and legal fees and expenses of counsel to Learning Annex participating in any registration under this Agreement shall not be borne by GHS but shall be borne solely by Learning Annex.

8.   TRANSFER OF SECURITIES.

         8.1 RESTRICTIONS ON TRANSFER. Learning Annex and each subsequent transferee of the Shares (each, a "Holder") acknowledges that the Shares have not been and will not be registered under the Securities Act, that the Shares are being or will be issued pursuant to an exemption from registration under the Securities Act and that such shares constitute "restricted securities" under Rule 144. Accordingly, Shares held by a Holder shall not be sold, transferred, assigned, pledged, encumbered or otherwise disposed of (each, a "Transfer") except upon the conditions specified in this Section 8.1 (which provides for certain additional restrictions on transfer), which conditions are intended to ensure compliance with the provisions of the Securities Act and this Agreement.

         8.2 RESTRICTIVE LEGEND. Each certificate for the Shares and each certificate for any such Shares issued to subsequent transferees of any such certificate shall (unless otherwise permitted by the provisions of Sections 8.3 and 8.4) be stamped or otherwise imprinted with a legend in substantially the following form:

                  "THE SECURITIES REPRESENTED BY THIS
                   CERTIFICATE HAVE BEEN ACQUIRED FOR

          INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE
          SECURITIES ACT OF 1933, AS AMENDED OR ANY APPLICABLE STATE SECURITIES OR "BLUE-SKY" LAWS. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR LAWS. ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN SECTION 8 OF EXHIBIT A TO THE EXCLUSIVE LICENSE AND MARKETING AGREEMENT DATED AS OF MAY __, 1999, AMONG GHS, INC. AND THE LEARNING ANNEX, AND NO TRANSFER OF THESE SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. UPON THE FULFILLMENT OF ALL APPLICABLE CONDITIONS, GHS, INC. HAS AGREED TO DELIVER TO THE HOLDER HEREOF A NEW CERTIFICATE, NOT BEARING THIS LEGEND, FOR THE SECURITIES REPRESENTED HEREBY REGISTERED IN THE NAME OF THE HOLDER HEREOF."

         8.3 NOTICE OF TRANSFER. Holder agrees, prior to any Transfer of Shares to give written notice to GHS of Holder's intention to effect such Transfer and to comply in all other respects with the provisions of this Section 8. Each such notice shall describe the manner and circumstances of the proposed Transfer and shall be accompanied by the written opinion, addressed to GHS, of counsel for the Holder, stating that in the opinion of such counsel (which opinion and counsel shall be reasonably satisfactory to GHS), such proposed Transfer does not involve any transaction requiring registration or qualification of such shares under the Securities Act or the securities or "blue-sky" laws of any relevant state of the United States. Such Holder shall thereupon be entitled to Transfer such shares in accordance with the terms of the notice delivered by it to GHS. Each certificate or other instrument evidencing the securities issued upon the Transfer of any such shares (and each certificate or other instrument evidencing any untransferred balance of such shares) shall bear the legend set forth in Section 8 unless (a) in such opinion of counsel registration of any future Transfer is not required by the applicable provisions of the Securities Act and applicable state securities or "blue-sky" laws or (b) GHS shall have waived the requirement of such legends. No Holder shall Transfer any Shares until such opinion of counsel has been given (unless waived by GHS or unless such opinion is not required in accordance with the provisions of this Section
8).

         8.4 REMOVAL OF LEGENDS, ETC. Notwithstanding the foregoing provisions of this Section 8, the restrictions imposed by this Section 8 upon the transferability of any Shares held by a Holder shall cease and terminate when
(a) any such shares are sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act or as otherwise contemplated by
Section 8(c) and, pursuant to Section 8(c), the Shares so transferred are not required to bear the legend set forth in Section 8(b) or (b) the holder of such shares has met the requirements for Transfer of such Shares pursuant to subparagraph (k) of Rule 144. Whenever the restrictions imposed by this Section 8 shall terminate, as herein provided, each Holder holding Shares as to which such restrictions have terminated shall be entitled to receive from GHS, without expense, a new certificate not bearing the restrictive legend set forth in
Section 8(b) and not containing any other reference to the restrictions imposed by this Section 8.

9.   INDEMNIFICATION.

         9.1 In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, GHS shall indemnify and hold harmless Learning Annex against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which Learning Annex may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by GHS of the Securities Act or state securities or "blue-sky" laws applicable to GHS and relating to action or inaction required of GHS in connection with such registration or qualification under state securities or "blue-sky" laws; PROVIDED, HOWEVER, that GHS shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in strict conformity with written information furnished to GHS by Learning Annex with respect to information regarding such the Learning Annex expressly for inclusion therein.

         9.2 In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, Learning Annex shall indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 8.1) GHS, each director of GHS, each officer of GHS who shall sign such registration statement, each underwriter, broker or other Person acting on behalf of GHS and each Person who controls any of the foregoing Persons within the meaning of the Securities Act with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Share, if such statement or omission was made in reliance upon and in strict conformity with written information furnished to GHS or such underwriter by Learning Annex expressly for inclusion in such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document, PROVIDED that the liability of the Learning Annex under this Section 8.2 shall not exceed the aggregate proceeds received by the Learning Annex upon the sale of Registrable Shares by the Learning Annex pursuant to such registration.

         9.3 Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 9, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; PROVIDED, HOWEVER, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if such indemnified party shall have reasonably concluded that representation of such indemnified party or parties by the counsel retained by the indemnifying party or parties would be inappropriate due to actual or potential differing interests between such indemnified party or parties and any other party represented by such counsel in such proceeding.

         9.4 If the indemnification provided for in this Section 9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

10. TERMINATION. The terms of Section 2 this Exhibit A shall terminate and be of no further force or effect on the earlier to occur of (i) the third anniversary of the date hereof (ii) when there shall not be any Restricted Shares and (iii) at such time as the provisions of Rule 144(k) are applicable to the Restricted Shares then held by Learning Annex.

11. REPRESENTATIONS AND WARRANTIES. REPRESENTATIONS AND WARRANTIES OF THE THE LEARNING ANNEX. The Learning Annex represents and warrants to the Corporation as follows:

         11.1 ACCREDITED INVESTOR. If the Learning Annex has checked the box located on Exhibit B to the Agreement, it is an "accredited investor" (as such term is defined in Rule 501 of Regulation D promulgated under the Securities
Act).

         11.2 INVESTMENT INTENT. The Learning Annex is acquiring the Shares for his own account, for investment and not with a view to, or for resale in connection with, any distribution thereof, nor with any present intention of distributing or reselling the same or any part thereof in any transactions that would be in violation of the Securities Act of or any state securities or "blue-sky" laws.

         11.3 RESTRICTED SECURITIES. The Learning Annex understands (i) that the Shares will not be registered under the Securities Act or any state securities or "blue-sky" laws by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act or any state securities or "blue-sky" laws, (ii) that the Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or any state securities or "blue-sky" laws or is exempt from such registration, (iii) that, except as set forth in this Exhibit A, GHS is under no obligation to so register any Shares and (iv) that the certificate(s) evidencing the Shares will be imprinted with a legend that prohibits the transfer substantially as set forth in Section 8.2 hereof unless they are registered or such registration is not required.

         11.4 RULE 144. The Learning Annex understands that the exemption from registration afforded by Rule 144 (the provisions of which are known to such person) promulgated under the Securities Act ("Rule 144") depends on the satisfaction of various conditions and that, if applicable, Rule 144 may only afford the basis for sales under certain circumstances only in limited amounts. The Learning Annex understands that at the time it wishes to sell the Shares, GHS may not be satisfying the current public information requirements of Rule 144, and that, in such event, the Learning Annex would be precluded from selling the securities under Rule 144 even if the applicable minimum holding period provided thereunder had been satisfied.

         11.5 ACCESS TO INFORMATION; EXPERIENCE. The Learning Annex has had access during the course of this transaction and prior to the sale of the Shares to all information necessary to enable the Learning Annex to evaluate the merits and risks of accepting the

Shares pursuant to the Agreement and the Learning Annex has had an opportunity to discuss with representatives of GHS the business and financial affairs of GHS and to obtain such additional information, to the extent that GHS possesses such information or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information to which GHS has had access and all questions raised by the Learning Annex have been answered to its full satisfaction. The Learning Annex can afford to suffer a complete loss of its or his investment in the Shares.

         11.6 SPECULATIVE INVESTMENT. The Learning Annex understands that the Corporation has a limited financial and operating history, that the Common Shares are a speculative investment which involve a high degree of financial risk, and that there is no assurance of any economic, income or tax benefit from such investment.

                                    EXHIBIT B

                   FORM OF INVESTOR SUITABILITY QUESTIONNAIRE

                 The following is an investor questionnaire to be completed by the Learning Annex to qualify the Learning Annex as an "accredited investor" in GHS under the Federal and state securities and blue-sky law.

12. ACCREDITED INVESTOR CERTIFICATION. The Purchaser represents and warrants that he comes within one category marked below, and that for any category marked, it has truthfully set forth, where applicable, the factual basis or reason the Learning Annex comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional information which GHS deems necessary in order to verify the answers set forth below.

Category A _____           The undersigned is an individual (not a partnership,
                           corporation, etc.) whose individual net worth, or
                           joint net worth with his or her spouse, presently
                           exceeds $1,000,000.

                                            Explanation: In calculating net
                                            worth you may include equity in
                                            personal property and real estate,
                                            including your principal residence,
                                            cash, short-term investments, stock
                                            and securities. Equity in personal
                                            property and real estate should be
                                            based on the fair market value of
                                            such property less debt secured by
                                            such property.

Category B _____           The undersigned is an individual (not a partnership,
                           corporation, etc.) who had an income in excess of
                           $200,000 in each of the two most recent years, or
                           joint income with his or her spouse in excess of
                           $300,000 in each of those years (in each case
                           including foreign income, tax exempt income and full
                           amount of capital gains and losses but excluding any
                           income of other family members and any unrealized
                           capital appreciation) and has a reasonable
                           expectation of reaching the same income level in the
                           current year.

Category C _____           The undersigned is a director or executive officer of
                           GHS.

Category D _____           The undersigned is a bank, a savings and loan
                           association, insurance company, registered investment
                           company, registered business development company,
                           licensed small business investment company ("SBIC"),
                           or employee benefit plan within the meaning of Title
                           1 of ERISA and (a) the investment decision is made by
                           a plan fiduciary which is either a bank. savings and
                           loan association. insurance company or registered
                           investment advisor, or (b) the plan has total assets
                           in excess of $5,000,000 or is a self directed plan
                           with investment decisions made solely by persons that
                           are accredited investors.

                                ------------------
                                ------------------
                                (describe entity)

Category E_____            The undersigned is a private business development
                           company as defined in Section 202(a)(22) of the
                           Investment Advisors Act of 1940.

                               ------------------

                               ------------------
                                (describe entity)

Category F_____            The undersigned is a corporation, partnership,
                           business trust, or non-profit organization within the
                           meaning of Section 501(c)(3) of the Internal Revenue
                           Code, in each case not formed for the specific
                           purpose of acquiring the Securities and with total
                           assets in excess of $5,000,000.

                                ------------------

                                ------------------
                                (describe entity)

Category G_____            The undersigned is a trust with total assets in
                           excess of $5,000,000, not formed for the specific
                           purpose of acquiring the Securities, where the
                           purchase is directed by a "sophisticated person" as
                           defined in Regulation 506 (b)(2)(ii).

Category H_____            The undersigned is an entity all the equity owners of
                           which are "accredited investors" (as such term is
                           defined in Rule 501(a) as promulgated under the
                           Securities Act of 1933, as amended (the "Securities
                           Act")) within one or more of the above categories. If
                           relying upon this Category alone, each equity owner
                           must complete a separate copy of this Agreement.

                                ------------------

                                ------------------
                                (describe entity)

Category I_____            The undersigned is not within any of the categories
                           above and is therefore not an "accredited investor".

----------------------------------------------------  ---------------------------------------------------------

__________________________________                    __________________________________
Signature                                             Signature (if purchasing jointly)
----------------------------------------------------  ---------------------------------------------------------

__________________________________                    __________________________________
Name (Typed or Printed)                               Name (Typed or Printed)
----------------------------------------------------  ---------------------------------------------------------

__________________________________                    __________________________________
Residence (Typed or Printed)                          Residence (Typed or Printed)
----------------------------------------------------  ---------------------------------------------------------

__________________________________                    __________________________________
City, State and Zip Code                              City, State and Zip Code
----------------------------------------------------  ---------------------------------------------------------

__________________________________                    __________________________________
Tax Identification or Social Security Number          Tax Identification or Social Security Number
----------------------------------------------------  ---------------------------------------------------------

Telephone No.:  Business______________________        Telephone No.:  Business______________________
Home__________________________                        Home__________________________
----------------------------------------------------  ---------------------------------------------------------

Name in which securities should
beissued:_______________________________
----------------------------------------------------  ---------------------------------------------------------
Dated: _________, 1999                                Dated: _________, 1999
----------------------------------------------------  ---------------------------------------------------------

                                    EXHIBIT C
                       LEARNING ANNEX ADVERTISING POLICIES

                                    EXHIBIT D
                               EDITORIAL SCHEDULE

                                    EXHIBIT E
                                 EXISTING RIGHTS

                                  SCHEDULE 1.7
                              LEARNING ANNEX MARKS